UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A INFORMATION

________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section240.14a-12

DRUGS MADE IN AMERICA ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DRUGS MADE IN AMERICA ACQUISITION CORP.
420 Lexington Avenue, Suite 1402
New York, NY 10170

Dear Shareholder:

You are cordially invited to attend an extraordinary general meeting of Drugs Made in America Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on April 27, 2026, at 10:00 a.m. Eastern Time (the “Extraordinary General Meeting”) at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, NY, United States. The Company will also be holding the Extraordinary General Meeting via teleconference using the following dial-in information:

888 475 4499 (US Toll Free)

877 853 5257 (US Toll Free)

International numbers available: Meeting ID: 920 8650 7710; Passcode: 711212

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business we will conduct at the Extraordinary General Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1 — Extension Proposal — A proposal, by special resolution, to amend our Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from April 29, 2026 (the “Termination Date”) to April 29, 2027, each by an additional one (1) month (each an “Extension”) for a total of 12 months after the Termination Date, assuming a Business Combination has not occurred, so long as the Company’s sponsor deposits the lessor of $300,000 or $0.04 per non redeemed public share for each one-month extension period into the Trust Account. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Proposal”; and

Proposal No. 2 — Adjournment Proposal — A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal, or for such other reasons as the Chairman of the Extraordinary General Meeting, in his sole discretion, shall deem appropriate (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Proposal is a condition to the implementation of the Extension Amendment and Extension.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the transaction. Currently, the Company has until the Termination Date, or April 29, 2026, to consummate a Business Combination. While the Existing Charter does provide for two three-month extensions provided deposits into the trust account in the amount of $0.10 per Public Share are made, we do not believe that the six months is adequate time to complete a transaction. While we recently announced that we had entered into a non binding letter of intent for a Business Combination, we have not yet signed a binding business combination agreement and it is possible that this may not occur. As such, the Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have shareholders approve the Extension Proposal to allow for additional time to consummate a Business Combination. The Board believes that given our commitment of time, effort and financial resources to date with respect to identifying a business combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective business combination. However, even if the Extension Proposal is approved and the Extension Amendment and Extension are implemented, there is no assurance that we will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination.

If the Extension Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline the lesser of $300,000 or $0.04 per non-redeemed public share per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor of its wish for us to effect an Extension, we intend to issue a Form 8-K announcing such Extension prior to the applicable Business Combination deadline. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share that were sold in our initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.52 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $242 million as of the Record Date (including interest not previously released), divided by the total number of then outstanding Public Shares. As of the Record Date, the closing sale price for our ordinary shares was $10.51. We believe that the redemption right enables holders of Public Shares to determine whether to sustain their investments for an additional period if we do not complete a Business Combination on or before the Termination Date.

If the Extension Proposal is not approved and a Business Combination is not consummated by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 33,517,143 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and shares included in the Private Placement Units (as defined below), the Company will need 11,827,619 Public Shares to vote in favor of the Extension Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares and the shares included in the Private Placement Units, the Company will need 6,241,429 of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal.

The Board has fixed the close of business on April 7, 2026 (the “Record Date”) as the date for determining shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 23,000,000 issued and outstanding Public Shares and 10,517,143 issued and outstanding shares held by the Sponsor (the “Founder Shares”).

You are not being asked to vote on a Business Combination at this time. If the Extension and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, April 29, 2027. There is no guarantee that we will be able to complete a Business Combination before the expiration of the last Extended Date, April 29, 2027.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposal and the Adjournment Proposal (if required) are in the best interests of the Company and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Our Sponsor, directors and officers have interests in the Extension Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting — Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of Drugs Made in American Acquisition Corp.

Roger Bendelac

Chief Executive Officer

April 14, 2026

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, in person or by proxy, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON APRIL 23, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OF DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on April 27, 2026. This notice of meeting and the accompanying Proxy Statement are being made available on or about April 14, 2026, at www.sec.com.

DRUGS MADE IN AMERICA ACQUISITION CORP.
420 Lexington Avenue, Suite 1402
New York, NY 10170

NOTICE OF EXTRAORDINARY GENERAL MEETING TO BE
HELD APRIL 27, 2026

TO THE SHAREHOLDERS OF DRUGS MADE IN AMERICA ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of DRUGS MADE IN AMERICA ACQUISITION CORP., (the “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on April 27, 2026. The physical place of the meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, NY, United States.

The purpose of the Extension Proposal is to allow the Company more time to complete a Business Combination.

The Company will also be holding the Extraordinary General Meeting via teleconference using the following dial-in information:

888 475 4499 (US Toll Free)

877 853 5257 (US Toll Free)

International numbers available: Meeting ID: 920 8650 7710; Passcode: 711212

The Extraordinary General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:

•        Proposal No. 1 — Extension Proposal — A proposal, by special resolution, to amend our Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from April 29, 2026 (the “Termination Date”) to April 29, 2027, each by an additional one (1) month (each an “Extension”) for a total of 12 months after the Termination Date, assuming a Business Combination has not occurred, so long as the Company’s sponsor deposits the lessor of $300,000 or $0.04 per non redeemed public share for each one-month extension period into the Trust Account. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Proposal”; and

•        Proposal No. 2 — Adjournment Proposal — A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal, or for such other reasons as the Chairman of the Extraordinary General Meeting, in his sole discretion, shall deem appropriate (the “Adjournment Proposal”).

•        To transact such other business that may properly come before the Extraordinary General Meeting or any postponement or adjournment thereof.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Proposal and if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination.

You are not being asked to vote on a Business Combination at this time.

Our sponsor, Drugs Made In America LLC (“Sponsor”) has indicated that if the Extension Proposal is approved, the Sponsor will contribute the lesser of $300,000 $0.04 per non-redeemed Public Share, until April 29, 2027, each such payment as a loan to the Company (each loan being referred to herein as a “Contribution”) for each one-month extension period thereafter, commencing on the 9th day of each month, (each such extension, an “Extension Period”) until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve its initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

The Company intends to deposit each contribution in the Trust Account within three business days of the beginning of the Extension Period which such Contribution relates to. If such payment is not made in 30 days of the beginning of each Extension Period, the Company shall be liquidated. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate an initial business combination for an additional Extension Period. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Articles. The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate the Proposed Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Articles in the event that the Extension Proposal is not approved.

Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the Extraordinary General Meeting.

The Company’s board of directors has fixed the close of business on April 7, 2026 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares and Public Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or April 23, 2026). You may tender your shares by either delivering your share certificate ((if any) and other redemption forms) to the transfer agent or by delivering your shares (and share certificates (if any) and other redemption forms)) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal and the Adjournment Proposal and the Extraordinary General Meeting.

Whether or not you plan to virtually attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,
/s/ Roger Bendelac
Roger Bendelac
Chief Executive Officer
April 14, 2026

Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Advantage Proxy, Inc. prior to the commencement of the Extraordinary General Meeting to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on April 27, 2026. This notice of meeting, the accompany proxy statement and proxy card are available at the SEC’s website at www.sec.gov.

DRUGS MADE IN AMERICA ACQUISITION CORP.

420 Lexington Avenue, Suite 1402

New York, NY 10170

PROXY STATEMENT

DRUGS MADE IN AMERICA ACQUISITION CORP., (the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the Extraordinary General Meeting to be held 10:00 a.m. ET on Monday, April 27, 2026. The physical place of the meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154.

The Company has recently announced that it has entered into a non-binding letter of intent for a business combination with Power Analytics Global Corp. (the “Target”) for an initial business combination (the “Business Combination”). The purpose of the Extension Proposal is to allow the Company more time to complete its Proposed Business Combination.

The Company will also be holding the Extraordinary General Meeting via teleconference using the following dial-in information:

888 475 4499 (US Toll Free)

877 853 5257 (US Toll Free)

International numbers available: Meeting ID: 920 8650 7710; Passcode: 711212

The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon:

•        Proposal No. 1 — Extension Proposal — A proposal, by special resolution, to amend our Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from April 29, 2026 (the “Termination Date”) to April 29, 2027, each by an additional one (1) month (each an “Extension”) for a total of 12 months after the Termination Date, assuming a Business Combination has not occurred, so long as the Company’s sponsor deposits the lessor of $300,000 or $0.04 per non redeemed public share for each one-month extension period into the Trust Account. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Proposal”;

•        Proposal No. 2 — Adjournment Proposal — A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal, or for such other reasons as the Chairman of the Extraordinary General Meeting, in his sole discretion, shall deem appropriate (the “Adjournment Proposal”); and

•        To transact such other business that may properly come before the Extraordinary General Meeting or any postponement or adjournment thereof.

Our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete a Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company to extend the termination date from the Current Termination Date to the Extended Date.

If the Extension Proposal is not approved at the Extraordinary General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.

The Board has fixed the close of business on April 7, 2026 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 33,517,143 Ordinary Shares, $0.0001 par value (the “Ordinary Shares”), issued and outstanding. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the Extraordinary General Meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated April 14, 2026 and, together with the proxy card, is first being mailed to shareholders on or about April 16, 2026.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider and vote upon:

(i)     a proposal, by special resolution, to amend our Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from April 29, 2026 (the “Termination Date”) to April 29, 2027, each by an additional one (1) month (each an “Extension”) for a total of 12 months after the Termination Date, assuming a Business Combination has not occurred, so long as the Company’s sponsor deposits the lessor of $300,000 or $0.04 per non redeemed public share for each one-month extension period into the Trust Account. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Proposal”; and

(ii)    a proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal, or for such other reasons as the Chairman of the Extraordinary General Meeting, in his sole discretion, shall deem appropriate (the “Adjournment Proposal”).

Q.     Why is the Company proposing the Extension Proposal?

A.     The Company is a blank check company incorporated in the Cayman Islands as an exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Our Articles provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before the Current Termination Date, assuming that the time to complete a business combination is not extended as provided in the Articles. As of the date of this proxy statement, the Company has until April 29, 2026 (the “Termination Date”) to complete its Proposed Business Combination.

The Company has recently announced that it has entered into a non-binding letter of intent for a business combination with Power Analytics Global Corp. (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of negotiating terms for an initial business combination agreement.

The purpose of the Extension Proposal is to allow the Company more time to complete its Proposed Business Combination.

Our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete its Proposed Business Combination and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Current Termination Date to the Extended Date.

If the Extension Proposal is not approved at the Extraordinary General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Current Termination Date, assuming that the time to complete a business combination is not extended as provided in the Articles, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, in the case of paragraph (b) and (c), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.

YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q.     Why should I vote for the Extension Proposal?

A.     The Board believes shareholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Extension Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Extension Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a shareholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal.

Q.     May I redeem my Public Shares in connection with the vote on the Extension Proposal?

A.     Yes. Under our Articles, if the Extension Proposal is approved, each holder of a Public Share will be provided with the opportunity to redeem their Public Shares at a per-share price, payable in cash, equal to their pro rate portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with, the Extension Proposal, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal or to otherwise adjourn the Extraordinary General Meeting if the Board determines that it is in the best interests of the

Company. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s shareholders as of immediately prior to our IPO (collectively, the “Initial Shareholders”), including our directors and officers and the Sponsor, are expected to vote any Company ordinary shares of a par value of US$0.0001 each (as described in the next paragraph) over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, there were 23,000,000 Ordinary Shares, $0.0001 par value sold in our initial public offering (“Public Shares”), and 10,517,143 Ordinary Shares held by our Initial Shareholders.

The Company’s initial shareholders did not beneficially own any Public Shares in the aggregate as of the Record Date but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the initial shareholders may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

Q.     What vote is required to adopt the proposals?

A      Extension Proposal.    The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the Extraordinary General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the Extraordinary General Meeting of the Company.

Q.     What if I do not want to approve the Extension Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Extension Proposal or the Adjournment Proposal, you may abstain, not vote, or vote against each proposal.

Q.     Will you seek any further extensions to liquidate the Trust Account?

A.     Other than the extensions until the Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary. We will not seek shareholder approval of a further amendment solely to reduce the payment into the trust account.

Q.     What happens if the Extension Proposal is not approved?

A.     If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Proposal. If the Extension Proposal is not approved, while it could still determine to utilize the two three-month extensions provided the requisite deposits were made, it is unlikely to do so as it does not believe 6 months is adequate time to complete a Business Combination. If it does not opt to extend, even with an adjournment, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. At such time, the Private Units will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Units will be worthless.

The amount in the Trust Account (less approximately $0.0001 representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

The Initial Shareholders have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 10,517,143 ordinary shares held or controlled by our Initial Shareholders prior to the IPO (sometimes referred to as the “insider shares” which includes the representative shares and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to the insider shares.

Q.     If the Extension Proposal is approved, what happens next?

A.     If the Extension Proposal is approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination by the Extended Date, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.     Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Shareholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Articles.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., the Company’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Toll-Free: (877) 870-8565 or Collect: (206) 870-8565, Email: ksmith@advantageproxy.com prior to the commencement of the Extraordinary General Meeting.

Q.     How are votes counted?

A.     The Company’s proxy solicitor, Advantage Proxy, Inc. will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal.    The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the Extraordinary General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the then issued and outstanding Ordinary Shares and Public Shares, voting together as one class by such shareholders as, being entitled to do so, vote, in person or by proxy, at a the Extraordinary General Meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

Q.     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A.     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Articles), but the abstention will have no effect on the outcome of such proposal.

Q.     What will happen if I abstain from voting or fail to vote at the Extraordinary General Meeting?

A.     At the Extraordinary General Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q.     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.     Signed and dated proxies received by the Company without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q.     If I am not going to attend the Extraordinary General Meeting, should I return my proxy card instead?

A.     Yes. Whether you plan to attend the Extraordinary General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote at any time before your proxy is voted at the Extraordinary General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the commencement of the Extraordinary General Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Unless revoked, a proxy will be voted at the Extraordinary General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q.     What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of Shareholders is necessary to hold a valid meeting. One or more shareholders holding a majority of the paid-up voting share capital of the Company present in person or by proxy and entitled to vote at the meeting shall constitute a quorum. In the absence of a quorum, the Extraordinary General Meeting will stand adjourned to the same day/time/place in the following week. As of the Record Date for the Extraordinary General Meeting, Ordinary and/or Public Shares, in the aggregate, would be required to achieve a quorum.

Q.     Who can vote at the Extraordinary General Meeting?

A.     Only holders of record of the Company’s Ordinary Shares and Public Shares at the close of business on April 7, 2026 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 23,000,000 Public Shares and 10,517,143 Ordinary Shares held by our initial shareholders. Only holders of record of the Company’s Ordinary Shares and Public Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

Shareholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the Extension Proposal and the Adjournment Proposal?

A.     Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private units that will become worthless if the Extension Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Extension Proposal? Do I have appraisal rights?

A.     Company Shareholders do not have appraisal rights in connection with the Extension Proposal.

Q.     What do I need to do now?

A.     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Public Shares of the Company?

A.     In connection with the Extraordinary General Meeting and the vote on the Extension Proposal, each Public Shareholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses) divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates (and other redemption forms) to Vstock Transfer LLC, the Company’s transfer agent, at Vstock Transfer LLC, 18 Lafayette Place, Woodmere, New York 11598, Email: ction@vstocktransfer.com, Attn: Action Team no later than two business days prior to the Extraordinary General Meeting (or April 23, 2026). If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must tender or deliver your shares (and share certificates (if any) and other redemption forms) to Vstock Transfer LLC electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Extraordinary General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment, if approved.

Q.     Who will solicit and pay the cost of soliciting proxies?

A.     We will pay the cost of soliciting proxies for the Extraordinary General Meeting. We have engaged Advantage Proxy, Inc., the Company’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Toll-Free: (877) 870-8565 or Collect: (206) 870-8565, Email: ksmith@advantageproxy.com, to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $7,000, plus disbursements. We will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about us from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in the Cayman Islands as an exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination.

On June 17, 2024, we issued to the sponsor an aggregate of 22,361,111 ordinary shares (the “founder shares”) for an aggregate purchase price of $35,000, or approximately $0.0016 per share. On November 6, 2024, the sponsor surrendered and forfeited 12,503,968 ordinary shares to us for no consideration, resulting in 9,857,143 founder shares remaining. Prior to our sponsor’s initial investment of $35,000, the Company had no assets, tangible or intangible.

On January 29, 2025, we consummated our initial public offering (the “IPO” or “Initial Public Offering”) of 20,000,000 units (the “Units”). Each Unit consists of one ordinary share and one right to receive one-eighth (1/8) of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $200,000,000. We granted the underwriters a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any.

Simultaneously with the closing of the IPO, we consummated the private placement with Drugs Made In America Acquisition LLC, our sponsor, of 400,000 units (the “Private Placement Units”) at a price of $10.00 per unit, for $4,000,000. The Private Placement Units are identical to the Units sold in the IPO, except that the Private Placement Units, including the underlying securities, may not, subject to certain limited exceptions, be transferable, assignable or salable by the sponsor until the earlier of: (i) with respect to 50% of the Private Placement Units, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (ii) with respect to the remaining 50% of the Private Placement Units, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. The sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Units. No underwriting discounts or commissions were paid with respect to such sale. The Private Placement Units were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On February 13, 2025, the underwriters exercised the over-allotment option in full, and the closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) occurred on February 18, 2025. The total aggregate issuance by us of 3,000,000 Over-Allotment Option Units at a price of $10.00 per unit resulted in total gross proceeds of $30,000,000. On February 18, 2025, simultaneously with the sale of the Over-Allotment Option Units, we consummated the private sale of an additional 30,000 Private Placement Units, generating gross proceeds of $300,000.

The mailing address of our principal executive office is 420 Lexington Avenue, Suite 1402, New York, NY. Our telephone number is 646-726-7074.

THE EXTENSION PROPOSAL

The Company is proposing to amend its Articles (such amendment, the “Extension Amendment”) to: extend the time to complete a Business Combination from April 29, 2026 (the “Termination Date”), by depositing the lessor of $300,000 or $0.04 per non redeemed Public Share for each one-month extension period, into the Company’s Trust Account, on a month-to-month basis, as determined by the Directors in their sole discretion, until April 29, 2027 (the “Extended Date”), the date by which, if the Company has not consummated an initial Business Combination the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Proposed Business Combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Articles of the Company is attached to this proxy statement as Annex A.

If the Extension Proposal is approved, the Combination Period will be extended on a month-to-month basis until the Extended Date, so long as the Sponsor deposits the lessor of $300,000 or $0.04 per non redeemed Public Share for each one-month extension period into the Trust Account, until April 29, 2027. The Company intends to deposit each contribution in the Trust Account within three business days of the beginning of the Extension Period which such Contribution relates to. If such payment is not made in 30 days of the beginning of each Extension Period, the Company shall be liquidated. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of the Proposed Business Combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate the Proposed Business Combination for any additional Extension Period, up to April 29, 2027. The Company will file a Current Report on Form 8-K announcing each Extension Period. If the board of directors determines not to extend the timeline to consummate the Proposed Business Combination by an additional Extension Period, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate the Proposed Business Combination by an additional Extension Period, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Articles.

The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of the Proposed Business Combination. The loans will be forgiven if the Company is unable to consummate the Proposed Business Combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Current Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Articles in the event the Extension Proposal are not approved.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue was approximately $10.52 per Public Share. The closing price of the Company’s Public Shares on April 7, 2026 was $10.51. The Company cannot assure Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.

Reasons for the Extension Proposal

The purpose of the Extension Proposal is to allow the Company more time to consummate the Proposed Business Combination. The Company’s Articles provide that the Company has until April 29, 2026 to complete a business combination unless it opts to extend twice for three months each time. It can only do so, however, if deposits in the amount of $0.10 per each Public Share are made into the trust account for each three month period. While the Company has entered into a non-binding letter of intent for a Business Combination, it has just begun the process of negotiating the terms of a definitive business combination agreement, our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete the Proposed Business Combination and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Current Termination Date to the Extended Date.

If the Extension Proposal Is Not Approved

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Proposal. If the Extension Proposal is not approved, while it could still determine to utilize the two three-month extensions provided the requisite deposits were made, it is unlikely to do so as it does not believe 6 months is adequate time to complete a Business Combination. If it does not opt to extend, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. At such time, the Private Units will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Units, and the Private Units will be worthless.

The amount in the Trust Account (less approximately $0.0001 representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the insider shares and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to our private units, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file the special resolution (the “Extension Amendment”) with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto which extends the time it has to complete a business combination until the Extended Date. The Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or until the Board determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Public Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $242 million that was in the Trust Account as of April 7, 2026.

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES ((IF ANY) AND OTHER REDEMPTION FORMS) TO VSTOCK TRANSFER LLC, THE COMPANY’S TRANSFER AGENT, AT VSTOCK TRANSFER LLC, 18 LAFAYETTE PLACE, WOODMERE, NEW YORK 11598, EMAIL: CTION@VSTOCKTRANSFER.COM, ATTN: ACTION TEAM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO VSTOCK TRANSFER LLC ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.

The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the Extraordinary General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Articles promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on April 7, 2026 after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting) was approximately $10.52 per Public Share. The closing price of the Ordinary Shares on April 7, 2026 was $10.51. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Articles promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the Extraordinary General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete the Proposed Business Combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete the Proposed Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock following such a transaction.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

Full Text of the Resolution.

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2
THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Extraordinary General Meeting to a later date to permit further solicitation of proxies or for any other reason determined by the Board. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Extraordinary General Meeting to approve the Extension Proposal or the Board otherwise determines that it is in the best interests of the Company to adjourn the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the Extraordinary General Meeting to a later date in the event.

Required Vote

This Adjournment Proposal will be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the Extraordinary General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a time and place to be confirmed by the chairman of the Extraordinary General Meeting be adopted, ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The physical place of the meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154. For more information please visit https://www.sec.com. The Extraordinary General Meeting will also be held at 10:00 a.m., ET on April 27, 2026 via teleconference using the following dial-in information:

888 475 4499 (US Toll Free)

877 853 5257 (US Toll Free)

International numbers available: Meeting ID: 920 8650 7710; Passcode: 711212

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned Ordinary Shares at the close of business on April 7, 2026, the Record Date for the Extraordinary General Meeting. At the close of business on the Record Date, there were 33,517,143 Ordinary Shares, par value $0.0001 per share, issued and outstanding, each of which entitles its holder to cast one vote on the proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Extraordinary General Meeting. The Company will pay that firm approximately $7,000 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal must be approved by a special resolution under Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares entitled to vote, in person or by proxy, at the Extraordinary General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposals.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they held 10,517,143 Ordinary Shares representing approximately 31.4% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, directors and executive officers do not beneficially own any Public Shares in the aggregate as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and the Public Shares entitled to vote in person or by proxy, at a general meeting of the Company.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Proposed Business Combination is not completed by April 29, 2027 (unless such date is further extended as provided in the Articles), we will be required to liquidate and dissolve. In such event, the founders shares held by the Initial Shareholders which were acquired prior to the IPO for an aggregate purchase price of $35,000, will be worthless because the Initial Shareholders and the Sponsor have agreed to waive their rights to any liquidation distributions. Such shares had an aggregate market value of approximately $103.6 million based on the closing price of the Public Shares of $10.51 on Nasdaq as of April 7, 2026.

•        If the Proposed Business Combination is not completed by April 29, 2027 (unless such date is further extended as provided in the Articles), the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us.

•        The Sponsor and our officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the proposed Business Combination is not completed by April 29, 2027 (unless such date is further extended as provided in the Articles), they will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the Proposed Business Combination or another business combination is not completed within the allotted time period.

•        The Company’s officers and directors (or their affiliates) may make loans from time to time to the Company to fund certain capital requirements. As of the date of this proxy statement, no such loans have been made, but loans may be made after the date of this proxy statement. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to the Company outside of the Trust Account. In the event that the Proposed Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. All unpaid amounts would be forfeited.

Additionally, if the Extension Proposal is approved and the Company consummates the Proposed Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date with respect to our ordinary shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•        each of our directors and officers; and

•        all our directors and officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement rights as these are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Roger Bendelac	0	—
Saleem Elmasri	0	—
Catherine Do	100,000	*
G. Sridhar Prasad	100,000	*
Myron W. Shulgan	100,000	*
All directors and executive officers as a group (5 individuals)	300,000	*
Drugs Made In America Acquisition LLC(2)	4,188,780	12.5%
Lynn Stockwell(2)	4,188,780	12.5%
Karpus Management, Inc.(3)	2,744,109	8.2%
First Trust Merger Arbitrage Fund(4)	1,781,724	5.3%
First Trust Capital Management L.P.(4)	2,066,702	6.2%
First Trust Capital Solutions L.P.(4)	2,066,702	6.2%
FTCS Sub GP LLC(4)	2,066,702	6.2%
Glazer Capital, LLC(5)	1,822,952	5.4%
Paul J. Glazer(5)	1,822,952	5.4%
Polar Asset Management Partners Inc.(6)	1,900,000	5.7%

____________

*        Less than 1%

(1)      Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Drugs Made In America Acquisition Corp., 420 Lexington Avenue, Suite 1402, New York, NY 10170.

(2)      Drugs Made In America Acquisition LLC, our sponsor, is the record holder of the shares reported herein. Lynn Stockwell is the managing member of the sponsor and has voting and dispositive power over the securities held of record by the sponsor. Ms. Stockwell disclaims any beneficial ownership of the securities held by the sponsor, except to the extent of her pecuniary interest therein.

(3)      Based on information provided in a Schedule 13G filed by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”) on August 14, 2025.. Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The shares are owned directly by the accounts managed by Karpus. The address of the principal office of the reporting person is 183 Sully’s Trail, Pittsford, New York 14534.

(4)     Based on information provided in a Schedule 13G filed jointly by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”) on May 15, 2025. As investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including shares of the Company) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any shares of the Issuer’s Shares held in the Client Accounts. As of March 31, 2025 VARBX owned 1,781,724 shares of the outstanding shares of the Company. FTCM, FTCS and Sub GP collectively owned 2,066,702 shares of the outstanding shares of the Company. FTCS and Sub GP may be deemed to control

FTCM and therefore may be deemed to be beneficial owners of the shares reported in the Schedule 13G. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any shares of the Company for their own accounts. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

(5)      Based on information provided in a Schedule 13G filed by (i) Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), with respect to the shares of Common Stock (as defined in Item 2(d)) held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”); and (ii) Mr. Paul J. Glazer (“Mr. Glazer”), who serves as the Managing Member of Glazer Capital, with respect to the shares of Common Stock held by the Glazer Funds. The address of the business office of each of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(6)      Based on information provided in a Schedule 13G filed Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada on May 15, 2025, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares directly held by PMSMF. The address of the reporting person is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

The sponsor has agreed (A) to vote any shares owned by it in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a shareholder vote to approve a proposed initial business combination.

Our sponsor, executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

Our initial shareholders beneficially own approximately 31.4% of the issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the founder shares. Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial business combination. In addition, because of their ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions.

Subject to certain limited exceptions, our Initial Shareholders have agreed not to transfer, assign or sell their insider shares until six months after the date of the consummation of our initial business combination or earlier if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

During the lock-up period, the holders of these shares will not be able to sell or transfer their securities except: (a) to our directors or officers, any affiliates or family members of any of our directors or officers, any members of our sponsor, or any affiliates of our sponsor, (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of a trust, by distribution to one or more of the permissible beneficiaries of such trust; (e) in the case of an individual, pursuant to a qualified domestic relations order; (f) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (g) in the event of our liquidation prior to our completion of our initial business combination; (h) by virtue of the laws of its jurisdiction or its organizational documents or operating agreement; or (i) in the event of our completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Advantage Proxy, Inc., Toll-Free: (877) 870-8565 or Collect: (206) 870-8565, Email: ksmith@advantageproxy.com Information can also be found at: https://www.sec.com.

OTHER BUSINESS

The Company did not have notice of any matter to be presented for action at the Extraordinary General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Extraordinary General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than April 20, 2026 (one week prior to the date of the Extraordinary General Meeting).

ANNEX A

EXTENSION AMENDMENT

AMENDMENT TO THE AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF

DRUGS MADE IN AMERICA ACQUISITION CORP.

RESOLVED, as a special resolution that, the Amended and Restated Memorandum and Articles of Association of the Company be amended as follows:

Article 48.7 shall be deleted in its entirety and replaced by the following:

48.7  In the event that the Company does not consummate a Business Combination by April 29, 2027 by depositing $0.02 per non-redeemed Public Share into the Trust Account each month until April 29, 2027, or such later time as the Members may approve in accordance with the Articles, the Company shall:

Article 48.8 (a) shall be deleted in its entirety and replaced by the following:

48.8   In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by April 29, 2027 by depositing the lesser of $300,000 or $0.04 per non-redeemed Public Share into the Trust Account each month until April 29, 2027; or

A-1

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (ET) on April 26, 2026. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE AT THE MEETING If you would like to vote at the Meeting, please attend the Extraordinary General Meeting to be held in person at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York NY 10154, and via teleconference as described in the Proxy Statement on April 27, 2026 at 10:00 a.m. Eastern time Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. EXTRAORDINARY GENERAL MEETING - DRUGS MADE IN AMERICA ACQUISITION CORP. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL LISTED PROPOSALS. 1. The Extension Proposal — A proposal (the “Extension Proposal”) to consider and vote upon a proposal by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend the Company’s Existing Charter to extend from April 29, 2026, on a month-to-month basis thereafter, as determined by the Directors in their sole discretion, until April 29, 2027, so long as the Company’s sponsor deposits the lessor of $300,000 or $0.04 per non redeemed public share for each one-month extension period into the Trust Account. FOR AGAINST ABSTAIN 2. Adjournment Proposal — A proposal to approve by ordinary resolution that the adjournment of the extraordinary general meeting to a time, date and place to be confirmed by the chairman of the extraordinary general meeting to permit further solicitation of proxies to approve the Extension Proposal, or as otherwise deemed necessary by the chairman. Note: To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN *

DRUGS MADE IN AMERICA ACQUISITION CORP. EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS APRIL 27, 2026 Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders To Be Held on April 27, 2026 The Proxy Statement is available at https://www.sec.gov DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Roger Bendelac and Saleem Elmasri as proxies of the undersigned to attend the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of DRUGS MADE IN AMERICA ACQUISITION CORP. (the “Company”), to be held in person at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York NY 10154, and via teleconference as described in the Proxy Statement on April 27, 2026 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated April 13, 2026 (the “Notice”), a copy of which has been received by the undersigned. NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. NOTWITHSTANDING THE ORDER IN WHICH PROPOSALS ARE SET OUT HEREIN, THE COMPANY MAY PUT THE PROPOSALS TO THE EXTRAORDINARY GENERAL MEETING IN SUCH ORDER AS IT MAY DETERMINE. I plan to attend the Extraordinary General Meeting (Circle one): Yes No PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)